SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report - June 10, 2005
                        ORRSTOWN FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888                        23-2530374
----------------         -----------------                 -------------
(State or other           (Commission File                 (IRS Employer
jurisdiction of                Number)                    Identification
incorporation)                                                 Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania                       17257
-----------------------------------------                   ------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (717) 532-6114
                                                          --------------



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

















                           Page 1 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Not Applicable.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.


                    Page 2 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Kenneth R. Shoemaker, President and Chief Executive
        Officer of Orrstown Bank announced that the bank plans to open a full service branch office at 3405 Market Street in Camp Hill.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

               99   News Release, dated June 10, 2005 of Orrstown
                    Financial Services, Inc.










                    Page 3 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES, INC.
                              (Registrant)


Dated:  June 10, 2005         /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                    Page 4 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5



                           EXHIBIT INDEX


                                                     Page Number
                                                     In Manually
 Exhibit                                           Signed Original

99             News Release, dated June 10, 2005,
               of Orrstown Financial Services,
               Inc.                                        6










































                    Page 5 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5
                                                        Exhibit 99

                 Orrstown Financial Services, Inc.


FOR IMMEDIATE RELEASE                                     CONTACT:

                                                  Robert J. Gentry
                                                    Vice President
                                             Director of Marketing
                                                717-530-3545 Phone
                                                  717-530-5664 Fax

           Orrstown Bank to open new office in Camp Hill

Shippensburg, PA (June 8, 2005) -

     Kenneth R. Shoemaker, President and Chief Executive Officer

of Orrstown Bank announced that the bank plans to open a full service branch office at 3405 Market Street in Camp Hill. It is scheduled to open mid third quarter of this year in the space previously occupied by M&T Bank. The office will occupy 3700 sq.

ft. and have 3 drive-up lanes and a drive-up ATM.

     According to Shoemaker, "We are excited by the opportunity to bring our unique style of true community banking to an attractive market such as Camp Hill. This area represents a natural extension of our geographic footprint and we believe the same qualities that have enabled us to be successful in the past will allow us to flourish in Camp Hill".

     Orrstown Bank has entered into an agreement to lease its

fourteenth full service branch. The branch will offer retail and business accounts as well as trust and investment management services. It will operate Monday thru Saturday with extended hours on Thursdays and Fridays. Orrstown Bank operates in Cumberland and

Franklin Counties and has assets of over $530 Million. The bank is awaiting approval from its state and federal regulatory agencies.

Orrstown Bank is a subsidiary of Orrstown Financial Services,

Inc., which is traded in the OTC market under the symbol ORRF.

                            -- MORE --

                    Page 6 of 7 Numbered Pages
                 Index to Exhibits Found on Page 5


Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.


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                 Index to Exhibits Found on Page 5